EXHIBIT NO. 10.4

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         EIGHTH AMENDMENT (this "Amendment"), dated as of November 1, 1996, among Pueblo Xtra International, Inc. ("PXI"), Pueblo International, Inc. ("Pueblo"), Xtra Super Food Centers, Inc. ("Xtra"), the Banks party to the Credit Agreement referred to below, The Chase Manhattan Bank, N.A. and Scotiabank de Puerto Rico ("Scotiabank"), as Managing Agents, and Scotiabank, as Administrative Agent. All capitalized terms defined in the Credit Agreement shall have the same meaning when used herein unless otherwise defined herein.

                              W I T N E S S E T H :

         WHEREAS, PXI, Pueblo, Xtra, the Banks, the Managing Agents and the Administrative Agent have entered into the Credit Agreement dated as of July 21, 1993 and amended by the First Amendment thereto dated as of August 2, 1993, the Second Amendment thereto dated as of December 15, 1993, the Third Amendment thereto dated as of January 31, 1994, the Fourth Amendment thereto dated as of April 8, 1994, the Fifth Amendment thereto dated as of August 11, 1995, the Sixth Amendment thereto dated as of November 3, 1995 and the Seventh Amendment thereto dated as of January 26, 1996 (as so amended, the "Credit Agreement");

         WHEREAS, the parties to this Amendment wish to amend the Credit Agreement as herein provided;

         NOW, THEREFORE, it is agreed:

         1. On the Amendment Effective Date, Section 8.09 of the Credit Agreement shall be amended by (i) deleting the amount "$58,400,000" set forth opposite "November 2, 1996" in the chart therein and (ii) inserting in lieu thereof the amount "$53,500,000".

         2. On the Amendment Effective Date, Section 8.11 of the Credit Agreement shall be amended by (i) deleting the ratio "2.05" set forth opposite "November 2, 1996" in the chart therein and (ii) inserting in lieu thereof the ratio "1.85".

         3. On the Amendment Effective Date, Section 8.12 of the Credit Agreement shall be amended by (i) deleting the amount "5.00:1" set forth opposite "November 2, 1996" in the chart therein and (ii) inserting in lieu thereof the amount "5.70:1".

         4. On the Amendment Effective Date, Section 8.14 of the Credit Agreement shall be amended by (i) deleting the amount "$42,300,000" set forth opposite "November 2, 1996" in the chart therein and (ii) inserting in lieu thereof the amount "$40,500,000".

         5. On the Amendment Effective Date, Section 3.03 shall be amended by adding the following new subsections (g) and (h) thereto:

               "(g) On December 13, 1996, the Total Revolving Commitment shall be reduced to $39,319,781.50, comprised of $16,000,000 in loans and $23,319,781.50 in letters of credit. Notwithstanding any other provision of this Agreement, any unutilized portion as of December 13, 1996 of the Total Revolving Commitment, as so reduced, may only be utilized thereafter by issuance of a Bank Letter of Credit for the benefit of Topco Associates Inc. (Cooperative). In connection with the reduction described in this clause (g), the Revolving Commitment of each RC Bank shall be reduced PRO RATA based on the relationship such RC Bank's Revolving Commitment bears to the Total Revolving Commitment and Schedule I hereto shall be deemed amended accordingly.

               (h) Notwithstanding any other provision of this Agreement, from and after December 13, 1996:

               (i) any principal amount repaid in respect of the Revolving Loans may not be reborrowed and upon each such repayment (x) the amount of the Total Revolving Commitment shall be automatically and permanently reduced by the amount of such repayment and (y) the Revolving Commitment of each RC Bank shall be automatically and permanently reduced PRO RATA based on the relationship such RC Bank's Revolving Commitment bears to the Total Revolving Commitment and Schedule I hereto shall be deemed amended accordingly; and

               (ii) each Bank Letter of Credit outstanding thereafter shall terminate on the expiration date set forth in such Bank Letter of Credit and may not be extended, replaced or renewed and (x) the amount of the Total Revolving Commitment shall be automatically and permanently reduced by the stated amount of such expired Bank Letter of Credit and (y) the Revolving Commitment of each RC Bank shall be automatically and permanently reduced PRO RATA based on the relationship such RC Bank's Revolving Commitment bears to the Total Revolving Commitment and Schedule I hereto shall be deemed amended accordingly."

         6. In order to induce the Banks to enter into this Amendment, each of PXI, Pueblo and Xtra hereby represents and warrants that (i) no Default or Event of Default exists on the Amendment Effective Date before (except for Defaults or Events of Default arising pursuant to Sections 8.09, 8.11, 8.12 and 8.14 of the Credit Agreement) or after giving effect to this Amendment and (ii) each of the representations and warranties contained in the Credit Agreement are true and correct in all material respects on the Amendment Effective Date both before and after giving effect to this Amendment.

         7. This Amendment shall become effective as of November 1, 1996 on the date (the "Amendment Effective Date") on which PXI, Pueblo, Xtra and the Required Banks shall have executed a counterpart hereof and shall have delivered same to the Administrative Agent, including by way of telecopier.

         8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         9. The amendments set forth herein are limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, or prejudice any right or rights which the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement, or any of the instruments or agreements referred to therein. Except as expressly modified hereby, the terms and provisions of the Credit Agreement shall continue in full force and effect.

         10. This Amendment may be executed in two or more counterparts which shall be deemed an original but all of which together shall constitute one and the same instrument.

         11. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                          PUEBLO XTRA INTERNATIONAL, INC.

                                          By /S/ JEFFREY P. FREIMARK
                                             -----------------------------
                                                 Name: Jeffrey P. Freimark
                                                 Title: EVP and CFO

                                          PUEBLO INTERNATIONAL, INC.

                                          By /S/ JEFFREY P. FREIMARK
                                             ------------------------------
                                                 Name: Jeffrey P. Freimark
                                                 Title: EVP and CFO

                                          XTRA SUPER FOOD CENTERS, INC.

                                          By /S/ JEFFREY P. FREIMARK
                                             ------------------------------
                                                 Name: Jeffrey P. Freimark
                                                 Title: EVP and CFO

                                          SCOTIABANK DE PUERTO RICO,
                                                 as Administrative Agent,
                                                 a Managing Agent and a Bank

                                          By /S/ IVAN MENDEZ
                                             -----------------------------------
                                                 Name:  Ivan Mendez
                                                 Title:  President

                                          THE CHASE MANHATTAN BANK, N.A.,

                                                 As a Managing Agent and a Bank

                                          By /S/ HELEN MARIE PARDO
                                             -----------------------------------
                                                 Name:  Helen Marie Pardo
                                                 Title:  Second Vice President

                                          THE BANK OF NOVA SCOTIA

                                          By /S/ IVAN MENDEZ
                                             -----------------------------------
                                                 Name:  Ivan Mendez
                                                 Title:  President

                                          BANCO POPULAR DE PUERTO RICO

                                          By
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          BANCO SANTANDER PUERTO RICO

                                          By
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          THE FIRST NATIONAL BANK
                                          OF BOSTON

                                          By /S/ ANDREW A. DOHERTY
                                             -----------------------------------
                                                 Name:  Andrew A. Doherty
                                                 Title:  Vice President

                                          NATIONAL CITY BANK

                                          By
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          NATIONSBANK

                                          By
                                             -----------------------------------
                                                 Name:
                                                 Title:

                                          CITIBANK, N.A.

                                          By
                                             -----------------------------------
                                                 Name:
                                                 Title: